UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006 (November 30, 2006)

NeoMagic Corporation.

(Exact name of registrant as specified in its charter)

Delaware	000-22009	77-0344424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Jay Street

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 988-7020

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 30, 2006, NeoMagic Corporation, a Delaware corporation (the “Company”), entered into a Placement Agency Agreement (the “Placement Agency Agreement”), between the Company and A.G. Edwards & Sons, Inc., as placement agent, relating to the issuance and sale by the Company of 2,500,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”), and warrants to purchase 1,250,000 shares of Common Stock at an initial exercise price of $5.20 per share (“Warrants” and, together with the Common Stock, the “Securities”) to the signatories to the Subscription Agreements (as defined below) at a price of $4.58 per Security. The five-year Warrants will not be exercisable prior to twelve months after issuance, which may be reduced to six months in certain specified circumstances, and will include anti-dilution provisions subject to a specified floor of $4.58. A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of Warrant is attached hereto as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1.

In connection with the offering, the Company entered into subscription agreements, dated November 30, 2006 (the “Subscription Agreements”), between the Company and the investor signatories thereto. The form of Subscription Agreement is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference.

A.G. Edwards & Sons, Inc. acted as placement agent for the offering and will receive placement fees equal to 6% of the aggregate purchase price of approximately $11,450,000 from the offering.

The Company is making the issuance and sale pursuant to a shelf registration statement on Form S-3 (Registration No. 333-133088) declared effective by the Securities and Exchange Commission on October 31, 2006.

Item 8.01 Other Events.

On December 1, 2006, the Company issued a press release with respect to the pricing of its offer and sale of Common Stock and Warrants. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
1.1	Placement Agency Agreement, dated as of November 30, 2006, between the Company and A.G. Edwards & Sons, Inc.

4.1	Form of Warrant.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

10.1	Form of Subscription Agreement, dated as of November 30, 2006, between the Company and the investor signatories thereto.

99.1	Press Release issued by the Company on December 1, 2006 announcing the pricing of its offering.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOMAGIC CORPORATION

Date: December 1, 2006	By:	/s/ Scott Sullinger
	Name: Title:	Scott Sullinger Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Placement Agency Agreement, dated as of November 30, 2006, between the Company and A.G. Edwards & Sons, Inc.

4.1	Form of Warrant.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

10.1	Form of Subscription Agreement, dated as of November 30, 2006, between the Company and the investor signatories thereto.

99.1	Press Release issued by the Company on December 1, 2006 announcing the pricing of its offering.

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